SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 30, 1996.

                          MERIT Securities Corporation
               (Exact name of registrant as specified in charter)


             Virginia                    03992                541736551
     (State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)               File Number)       Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (804) 967-7400

                 2800 East Parham Road, Richmond, Virginia 23228
         (Former name or former address, if changed since last report.)





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Item 1.  Changes in Control of Registrant.
         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not Applicable.

Item 3.  Bankruptcy or Receivership.
         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         Not Applicable.

Item 5.  Other Events.


         On May 30, 1996, the Registrant entered into an underwriting agreement with Lehman Brothers Inc. (the "Underwriter"), pursuant to which the Underwriter agreed to purchase and offer for sale to the public, approximately $440,000,000 aggregate initial principal amount of the Registrant's Collateralized Mortgage Bonds, Series 7, Class A-1 (the "Class A-1 Bonds") and Class A-5 (the "Class A-5 Bonds," and together with the Class A-1 Bonds, the "Offered Bonds"). The Offered Bonds are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (33-99316), and will be offered pursuant to a Prospectus, dated November 14, 1995, and a related Prospectus Supplement, dated May 30, 1996, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

         In connection with the offering of the Offered Bonds, the Underwriter has prepared and disseminated to potential purchasers certain "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Stern & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

         Further, the Registrant has obtained credit enhancement from MBIA Insurance Corporation ("MBIA") and has included certain financial information regarding MBIA. In connection therewith, the Registrant is designating Coopers & Lybrand L.L.P. as experts relating to such included financial information and is filing herewith the consent of Coopers & Lybrand L.L.P. as Exhibit 99.2.





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Item 6.  Resignations of Registrant's Directors.
         Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.

Item 8.  Change in Fiscal Year.
         Not Applicable.


Exhibits

  99.1 Copy of "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Lehman Brothers Inc.

  99.2   Copy of Consent of Coopers & Lybrand L.L.P.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


May 30, 1996                                   MERIT SECURITIES CORPORATION


                                               By:   /s/ Lisa R. Cooke

                                               Name:     Lisa R. Cooke

                                               Title:    Vice President
















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                                INDEX TO EXHIBITS


                                                                            Page


99.1     Copy of "Computational Materials"
         and/or "Structural Terms Sheet(s)"
         as provided by Lehman Brothers Inc................................

99.2     Copy of Consent of Coopers & Lybrand L.L.P........................

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